                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 1, 2004

                          CEDAR SHOPPING CENTERS, INC.
             (Exact name of registrant as specified in its charter)


           MARYLAND                    0-14510                 42-1241468
(State or other jurisdiction     (Commission File No.)        (IRS Employer
      of incorporation)                                    Identification No.)

    44 SOUTH BAYLES AVENUE
      PORT WASHINGTON, NY                                         11050
(Address of principal executive                                 (Zip Code)
           offices)

                                 (516) 767-6492
                         (Registrant's telephone number,
                              including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Purchase of Franklin Village Plaza, Franklin, MA.

On November 1, 2004, The Company, through Cedar Shopping Centers Partnership, L.P. (the "Operating Partnership"), purchased Franklin Village Plaza, in Franklin, MA. The property is an approximate 253,000 sq. ft. shopping center with an adjacent approximate 36,000 sq. ft. office building. Stop & Shop is the principal anchor tenant; other tenants include Marshalls, Radio Shack, Payless, Bath & Body Works and Applebees. In addition, Stop & Shop has executed a lease amendment to expand its store from approximately 55,000 sq. ft. to approximately 75,000 sq. ft.

The purchase price, including closing costs, was approximately $72.5 million. The acquisition was funded by a $43.5 million, seven-year, 4.81% interest-only first mortgage, with the balance funded from the Company's revolving credit facility.

The information contained herein includes summaries, prepared by management, of written agreements with respect to the described transactions. Such summaries are intended to reflect and describe the terms and provisions of various agreements with respect to such transactions and are subject in each case to the terms and provisions of the underlying agreements, where applicable, filed together with this Report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS FOR CERTAIN PROPERTY ACQUISITIONS:

        Report of Independent Registered Public Accounting Firm

        Statement of Revenues and Certain Expenses

        Notes to Statement of Revenues and Certain Expenses

        Unaudited Pro Forma Condensed Consolidated Balance Sheet As Of June 30, 2004

        Unaudited Pro Forma Condensed Consolidated Statements of Income:

                 For the Year Ended December 31, 2003

                 For the Six Months Ended June 30, 2004

        Notes to Pro Forma Condensed Consolidated Financial Statements

ITEM 7. EXHIBITS:

The following exhibits are included herein:

(10.1) Agreement of Purchase and Sale by and between Roger V. Calarese and A. Richard Calarese as Trustees of the Franklin Village Trust and Cedar-Franklin Village, LLC, dated as of August 2, 2004;
(10.2) Amendment to Agreement of Purchase and Sale by and between Roger V. Calarese and A. Richard Calarese as Trustees of the Franklin Village Trust and Cedar-Franklin Village, LLC, dated as of September 2, 2004;
(10.3)  Second Amendment to Agreement of Purchase and Sale by and between Roger
        V. Calarese and A. Richard Calarese as Trustees of the Franklin Village Trust and Cedar-Franklin Village, LLC, dated as of September 10, 2004;
(10.4)  Third Amendment to Agreement of Purchase and Sale by and between Roger
        V. Calarese and A. Richard Calarese as Trustees of the Franklin Village Trust and Cedar-Franklin Village, LLC, dated as of September 13, 2004;
(10.5)  Fourth Amendment to Agreement of Purchase and Sale by and between Roger
        V. Calarese and A. Richard Calarese as Trustees of the Franklin Village Trust and Cedar-Franklin Village, LLC, dated as of October 29, 2004;
(10.6) Limited Liability Company Agreement of Cedar-Franklin Village LLC entered into by Cedar-Franklin Village 2 LLC as sole equity member, Suzanne M. Hay as Springing Member 1 and Jan Koeman as Springing Member 2, dated October 22, 2004;
(10.7) Operating Agreement of Cedar-Franklin Village 2 LLC made and entered into by Cedar Shopping Centers Partnership, L.P. dated as of October 21, 2004;
(10.8) Lease Agreement by and between Cedar-Franklin Village LLC and Calarese Properties, Inc., dated November 1, 2004;
(10.9) Property Management Agreement by and between Cedar-Franklin Village LLC and Calarese Properties, Inc. dated as of November 1, 2004;
(10.10) Assignment of Management Agreement and Subordination of Management Fees by Cedar-Franklin Village LLC as Borrower and Eurohypo AG, New York Branch as Lender, dated as of November 1, 2004;
(10.11) Independent Director's Contract by and between Cedar-Franklin Village
        LLC and Suzanne M. Hay dated as of October 2004;
(10.12) Bill of Sale and General Assignment by and between Roger V. Calarese and
        A. Richard Calarese as Trustees for Franklin Village Trust and Cedar-Franklin Village LLC, executed as of November 1, 2004;
(10.13) Loan Agreement between Cedar-Franklin Village LLC as Borrower and
        Eurohypo AG, New York Branch as Lender, dated as of November 1, 2004; (10.14) Promissory Note for Cedar-Franklin Village LLC to Eurohypo AG, New York
        Branch, dated November 1, 2004;
(10.15) Mortgage and Security Agreement for Cedar-Franklin Village LLC as
        Borrower to Eurohypo AG, New York Branch as Lender, dated as of November 1, 2004;
(10.16) Assignment of Leases and Rents for Cedar-Franklin Village LLC as
        Assignor and Eurohypo AG, New York Branch as Assignee, dated as of November 1, 2004;
(10.17) Environmental Indemnity Agreement by Cedar-Franklin Village LLC as
        Borrower and Cedar Shopping Centers Partnership, L.P. as Indemnitor in favor of Eurohypo AG, New York Branch as Indemnitee, dated as of November 1, 2004;
(10.18) Guaranty for Cedar Shopping Centers Partnership, L.P. as Guarantor for the benefit of Eurohypo AG, New York Branch as Lender, executed as of November 1, 2004;
(10.19) Supplemental Guaranty by Cedar Shopping Centers Partnership, L.P. as
        Guarantor for the benefit of Eurohypo AG, New York Branch as Lender, executed as of November 1, 2004;
(10.20) Cash Management Agreement among Cedar-Franklin Village LLC as
        Borrower, Eurohypo AG, New York Branch as Lender, PNC Bank, National Association as Agent and Calarese Properties, Inc. as Manager, dated as of November 1, 2004;
(10.21) Cleaning Account Agreement by and among Cedar-Franklin Village LLC and
        Eurohypo AG, New York Branch, dated as of November 1, 2004;
(23.1) Consent of Independent Registered Public Accounting Firm dated November 4, 2004; and
(99.1) Press Release issued by Cedar Shopping Centers, Inc. regarding the purchase of Franklin Village Plaza, Franklin, Massachusetts, dated November 1, 2004.

        SIGNATURES

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors and Shareholders
Cedar Shopping Centers, Inc.


           We have audited the statement of revenues and certain expenses of Franklin Village Plaza (the "Property") for the year ended December 31, 2003. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

          We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

           The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of Cedar Shopping Centers, Inc. and is not intended to be a complete presentation of the Property's revenues and expenses.

          In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property as described in Note 1 for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.



                                                       /s/ ERNST & YOUNG LLP


New York, New York
October 21, 2004

                             FRANKLIN VILLAGE PLAZA
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES


                                               SIX MONTHS           YEAR ENDED
                                              ENDED JUNE 30,        DECEMBER 31,
                                                  2004                 2003
                                               ---------------------------------
                                               (UNAUDITED)
Revenues:
  Base rents (including related party
  amounts of $18,000 in 2004 and
  $36,000 in 2003)                             $ 2,722,000           $ 4,921,000
Tenant reimbursements                              506,000               978,000
Other income                                         4,000                41,000
                                               ---------------------------------
Total revenues                                   3,232,000             5,940,000
                                               ---------------------------------

Certain expenses:
  Real estate taxes                                186,000               342,000
  Property operating expenses                      519,000             1,001,000
  Management fees-related party                    167,000               292,000
  Bonus-related party                              116,000                45,000
                                               ---------------------------------
Total certain expenses                             988,000             1,680,000
                                               ---------------------------------
Revenues in excess of certain
  expenses                                     $ 2,244,000           $ 4,260,000
                                               =================================

                 See accompanying notes to financial statement.

                             FRANKLIN VILLAGE PLAZA
               NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2003

1. BASIS OF PRESENTATION

           Presented herein is the statement of revenues and certain expenses related to the operation of the shopping center, known as Franklin Village Plaza, located in Franklin, MA (the "Property"). The Property consists of three buildings and contains approximately 289,000 square feet of gross leasable area. Cedar Shopping Centers, Inc. plans to acquire the Property in November 2004.

          The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes certain expenses because they may not be comparable to those expected to be incurred in the proposed future operations of the Property. Items excluded consist of interest and depreciation and amortization.

2. USE OF ESTIMATES

          The preparation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3. REVENUE RECOGNITION

           The Property is being leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the terms of the leases. The excess of amounts so recognized over amounts due pursuant to the underlying leases amounted to approximately $15,000 for the year ended December 31, 2003.

4. PROPERTY OPERATING EXPENSES

           Property operating expenses for the year ended December 31, 2003 include $94,000 for insurance, $203,000 for utilities, $247,000 for repair and maintenance costs, and $457,000 for other costs.

           Property operating expenses for the six months ended June 30, 2004 (unaudited) include $52,000 for insurance, $113,000 for utilities, $109,000 for repair and maintenance costs, and $245,000 for other costs.

5. MANAGEMENT FEES


          The Property is managed by Calarese Development Corporation, a related party, pursuant to an agreement which provides for management fees of 5% of monthly net receipts, as defined. Management fees of approximately $292,000 for the year ended December 31, 2003 and $167,000 (unaudited) for the six months ended June 30, 2004 were incurred.

6. SIGNIFICANT TENANT

          One tenant constituted approximately 13% of rental revenue for the year ended December 31, 2003.

7. FUTURE MINIMUM RENTS SCHEDULE

          Future minimum lease payments to be received under non-cancelable operating leases for the years ending December 31 are as follows:

                     2004                     $4,568,000
                     2005                      4,210,000
                     2006                      3,287,000
                     2007                      2,374,000
                     2008                      1,357,000
                     Thereafter                1,598,000
                                             -----------
                     Total                   $17,394,000
                                             ===========

                             FRANKLIN VILLAGE PLAZA
               NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                   (CONTINUED)


          The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses, on a pro rata basis, as well as for fixed increases in rent.


8. INTERIM UNAUDITED FINANCIAL INFORMATION


          The statement of revenues and certain expenses for the six months ended June 30, 2004 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain expenses for this interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

                          CEDAR SHOPPING CENTERS, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 2004
                                   (UNAUDITED)

         The following unaudited pro forma condensed consolidated balance sheet is presented as if Cedar Shopping Centers, Inc. (the "Company") had acquired the real estate assets, subject to certain liabilities, of Franklin Village Plaza, and completed the July 2004 Preferred Stock offering, both as of June 30, 2004. This financial statement should be read in conjunction with the unaudited pro forma condensed consolidated statement of income and the Company's historical financial statements and notes thereto as filed on Form 10-K for the year ended December 31, 2003 and on Form 10-Q for the six months ended June 30, 2004. The pro forma condensed consolidated balance sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired the property and completed the July 2004 Preferred Stock offering, both as of June 30, 2004, nor does it purport to represent the future financial position of the Company.

                                                         CEDAR SHOPPING        ACQUIRED      PRO FORMA          PRO FORMA
                                                          CENTERS, INC.        PROPERTY     ADJUSTMENTS          JUNE 30,
                                                          HISTORICAL (A)         (B)          (C)(D)               2004
                                                         ------------------------------------------------------------------
ASSETS
Real estate
  Land                                                     $ 74,707,000       $14,502,000                      $ 89,209,000
  Buildings and improvements                                324,947,000        58,007,000                       382,954,000
                                                         ------------------------------------------------------------------
                                                            399,654,000        72,509,000                       472,163,000
  Less accumulated depreciation                             (10,613,000)                                        (10,613,000)
                                                         ------------------------------------------------------------------
Real estate, net                                            389,041,000        72,509,000                       461,550,000

  Cash and cash equivalents                                   3,561,000                        $1,399,000         4,960,000
  Cash at joint ventures and restricted cash                  6,591,000           127,000                         6,718,000
  Rents and other receivables, net                            3,453,000                                           3,453,000
  Other assets                                                2,847,000           133,000                         2,980,000
  Deferred charges, net                                       9,053,000           133,000                         9,186,000
                                                         ------------------------------------------------------------------
TOTAL ASSETS                                               $414,546,000       $72,902,000      $1,399,000      $488,847,000
                                                         ==================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
  Mortgage loans payable                                   $149,049,000       $43,500,000                      $192,549,000
  Line of credit                                             75,000,000        29,159,000    ($55,250,000)       48,909,000
  Accounts payable, accrued expenses, and other               5,578,000           243,000                         5,821,000
  Deferred liabilities                                       20,112,000                                          20,112,000
                                                         ------------------------------------------------------------------
TOTAL LIABILITIES                                           249,739,000        72,902,000     (55,250,000)      267,391,000
                                                         ------------------------------------------------------------------

Minority interests                                           12,139,000                                          12,139,000

Limited partners' interest in consolidated
  Operating Partnership                                       4,174,000                                           4,174,000

Shareholders' Equity                                        148,494,000                        56,649,000       205,143,000
                                                         ------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 $414,546,000       $72,902,000      $1,399,000      $488,847,000
                                                         ==================================================================

           See accompanying notes to pro forma condensed consolidated financial statements.

                          CEDAR SHOPPING CENTERS, INC.

              PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004
                                   (UNAUDITED)


               The following unaudited pro forma condensed consolidated statements of income are presented as if Cedar Shopping Centers, Inc. (the "Company") had acquired the real estate assets, subject to certain liabilities, of Franklin Village Plaza, concluded its 2003 public offering and related transactions, and concluded the properties acquired throughout 2003 and the first two quarters of 2004, all as of January 1, 2003. These financial statements should be read in conjunction with the Company's historical financial statements and notes thereto as filed on Form 10-K for the year ended December 31, 2003 and on Form 10-Q for the six months ended June 30, 2004. The pro forma condensed consolidated statements of income are unaudited and are not necessarily indicative of what the actual results of operations would have been had the Company acquired the property, concluded its 2003 public offering and related transactions, and concluded the properties acquired throughout 2003 and the first two quarters of 2004, all as of January 1, 2003, nor does it purport to represent the results of operations of the Company for future periods.

                                                              FOR THE YEAR ENDED DECEMBER 31, 2003
                                               -------------------------------------------------------------------
                                               CEDAR SHOPPING   COMPLETED     ACQUIRED     PRO FORMA
                                               CENTERS, INC.   TRANSACTIONS   PROPERTY    ADJUSTMENTS
                                               HISTORICAL (A)      (B)          (C)           (D)       PRO FORMA
                                               -------------------------------------------------------------------
Revenues                                        $ 26,506,000    $21,250,000  $5,940,000   $  141,000   $53,837,000
                                               -------------------------------------------------------------------

Expenses:
  Operating, maintenance and management            7,190,000      4,053,000   1,338,000     (155,000)   12,426,000
  Real estate and other property-related taxes     2,861,000      2,062,000     342,000                  5,265,000
  General and administrative                       3,161,000         15,000                              3,176,000
  Interest                                         9,412,000      2,496,000                3,258,000    15,166,000
  Depreciation and amortization                    5,023,000      3,723,000                1,469,000    10,215,000
  Costs incurred acquiring external advisor       11,960,000    (11,960,000)                                     -
  Early extenguishment of debt                     6,935,000     (6,935,000)                                     -
  Other                                            1,893,000     (1,893,000)                                     -
                                               -------------------------------------------------------------------
Total expenses                                    48,435,000     (8,439,000)  1,680,000    4,572,000    46,248,000
                                               -------------------------------------------------------------------

Income (loss) before the following:              (21,929,000)    29,689,000   4,260,000   (4,431,000)    7,589,000
  Minority interests                                (983,000)       135,000                               (848,000)
  Limited partners' interest                       1,637,000     (1,821,000)                   5,000      (179,000)
  Distributions to preferred unitholder, net of
    limited partners' interest                       (76,000)        76,000                                      -
                                               -------------------------------------------------------------------
Net income (loss)                               ($21,351,000)   $28,079,000  $4,260,000  ($4,426,000)  $ 6,562,000
                                               ===================================================================
Basic and fully diluted net income (loss)
  per share                                           ($7.09)                                                $0.40
                                               =============                                           ===========

Average number of common shares outstanding        3,010,000                                            16,456,000
                                               =============                                           ===========

           See accompanying notes to pro forma condensed consolidated financial statements.

                          CEDAR SHOPPING CENTERS, INC.

              PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004
                                   (UNAUDITED)
                                   (CONTINUED)

                                                              FOR THE SIX MONTHS ENDED JUNE 30, 2004
                                               -------------------------------------------------------------------
                                               CEDAR SHOPPING   COMPLETED     ACQUIRED     PRO FORMA
                                               CENTERS, INC.   TRANSACTIONS   PROPERTY    ADJUSTMENTS
                                               HISTORICAL (A)      (B)          (C)           (D)       PRO FORMA
                                               -------------------------------------------------------------------
Revenues                                         $23,942,000     $1,585,000  $3,232,000      $26,000   $28,785,000
                                               -------------------------------------------------------------------
Expenses:
  Operating, maintenance and management            5,397,000        321,000     802,000     (185,000)    6,335,000
  Real estate and other property-related taxes     2,344,000        164,000     186,000                  2,694,000
  General and administrative                       1,627,000                                             1,627,000
  Interest                                         5,099,000        535,000                1,629,000     7,263,000
  Depreciation and amortization                    5,556,000        345,000                  734,000     6,635,000
                                               -------------------------------------------------------------------
Total expenses                                    20,023,000      1,365,000     988,000    2,178,000    24,554,000
                                               -------------------------------------------------------------------

Income (loss) before the following:                3,919,000        220,000   2,244,000   (2,152,000)    4,231,000
  Minority interests                                (584,000)                                             (584,000)
  Limited partners' interest                         (89,000)        (6,000)                  (2,000)      (97,000)
                                               -------------------------------------------------------------------
Net income (loss)                                $ 3,246,000       $214,000  $2,244,000  ($2,154,000)   $3,550,000
                                               ===================================================================

Basic and fully diluted net income (loss)
  per share                                            $0.20                                                 $0.22
                                               =============                                           ===========

Average number of common shares outstanding       16,456,000                                            16,456,000
                                               =============                                           ===========

           See accompanying notes to pro forma condensed consolidated financial statements.

                          CEDAR SHOPPING CENTERS, INC.
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


       PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 2004

(a) Reflects the Company's historical balance sheet as of June 30, 2004 (unaudited), as previously filed.

(b) Reflects the acquisition of the real estate assets, subject to certain liabilities, of Franklin Village Plaza for approximately $72.5 million, including the issuance of a $43.5 million mortgage note payable.

(c) Reflects the Company's public offering of 2,350,000 shares of 8-7/8% Series A Cumulative Redeemable Preferred Stock, net of underwriting discount and offering costs, and the contemporaneous repayment of its secured revolving credit facility, as if these transactions were completed as of June 30, 2004.

(d) The Company intends to account for the acquisition in accordance with Statements of Financial Accounting Standards No. 141, "Business Combinations", and No. 142, "Goodwill and Other Intangibles", and is currently in the process of analyzing the fair value of the acquired property's in-place leases. No value has yet been assigned to the leases and, therefore, the purchase price allocation is preliminary and subject to change.

        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR
                            ENDED DECEMBER 31, 2003

(a) Reflects the Company's historical operations for the year ended December 31, 2003 (audited), as previously filed.

(b) Reflects the Company's 2003 public offering, related transactions and properties acquired throughout 2003 and the first two quarters of 2004, as if these transactions were completed as of January 1, 2003.

(c) Reflects the operations of the acquired property for the year ended December 31, 2003.

(d) Reflects an increase in revenues (straight-line rents), interest, depreciation and amortization, and limited partners' interest, a reduction in management fees, and the elimination of related party bonus with respect to the acquired property. The Company intends to account for the acquisition in accordance with Statements of Financial Accounting Standards No. 141, "Business Combinations", and No. 142, "Goodwill and Other Intangibles", and is currently in the process of analyzing the fair value of the acquired property's in-place leases. No value has yet been assigned to the leases and, therefore, the purchase price allocation is preliminary and subject to change.

     PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR THE SIX MONTHS
                              ENDED JUNE 30, 2004

(a) Reflects the Company's historical operations for the six months ended June 30, 2004 (unaudited), as previously filed.

(b) Reflects properties acquired during the first two quarters of 2004, as if these transactions were completed as of January 1, 2003.

(c) Reflects the operations of the acquired property for the period from January 1, 2004 through June 30, 2004.

(d) Reflects an increase in revenues (straight-line rents), interest, depreciation and amortization, and limited partners' interest, a reduction in management fees, and the elimination of related party bonus with respect to the acquired property. The Company intends to account for the acquisition in accordance with Statements of Financial Accounting Standards No. 141, "Business Combinations", and No. 142, "Goodwill and Other Intangibles", and is currently in the process of analyzing the fair value of the acquired property's in-place leases. No value has yet been assigned to the leases and, therefore, the purchase price allocation is preliminary and subject to change.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned thereunto duly authorized.

CEDAR SHOPPING CENTERS, INC.




/s/ THOMAS J. O'KEEFFE
----------------------
Thomas J. O'Keeffe
Chief Financial Officer
(Principal financial officer)

Dated: November 5, 2004